UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: May 10, 2006
(Date of earliest event reported)
Manor Care, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10858 (Commission File Number)	34-1687107 (IRS Employer Identification No.)
333 N. Summit Street
Toledo, Ohio 43604-2617
(Address of principal executive offices, including zip code)
(419) 252-5500
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
In a press release issued on May 10, 2006, Manor Care, Inc. announced that its Board of Directors approved an additional $300 million in share repurchase authority through December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
In a press release issued on May 10, 2006, Manor Care, Inc. announced that it intends to offer in a private offering, subject to market conditions and other factors, $250 million aggregate principal amount of convertible senior notes due 2036. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated May 10, 2006 issued by Manor Care, Inc.
99.2 Press Release dated May 10, 2006 issued by Manor Care, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 10, 2006

Manor Care, Inc.
By:	/s/ Steven M. Cavanaugh
	Name:	Steven M. Cavanaugh
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 10, 2006 issued by Manor Care, Inc.

99.2	Press Release dated May 10, 2006 issued by Manor Care, Inc.